SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report: November 17, 1998

                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

         VIRGINIA                    0-23983                     54-1816010
        (State of                 (Commission                  (IRS Employer
      incorporation)              File Number)               Identification No.)


      306 EAST MAIN STREET
      RICHMOND, VIRGINIA                                       23219
      (Address of principal                                   (Zip Code)
      executive offices)



               Registrant's telephone number, including area code:
                                 (804) 643-1761

                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                    FORM 8-K

                                      Index

                                                                                          Page
                                                                                        Number
                                                                                        ------
Item 2.      Acquisition or Disposition of Assets                                            3

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

         a.  Independent Auditors' Report                                                    9
             (The Courts on Pear Ridge Apartments)*

             Historical Statement of Income and
             Direct Operating Expenses
             (The Courts on Pear Ridge Apartments)*

             Note to Historical Statement of
             Income and Direct Operating
             Expenses (The Courts on Pear Ridge Apartments)*

         b.  Pro Forma Statement of Operations
             for the Nine Months ended September 30, 1998
             (unaudited)*

             Pro Forma Statement of Operations for the
             Year ended December 31,
             1997 (unaudited)*

             Pro Forma Balance Sheet as of
             September 30, 1998 (unaudited)*

         c.  Exhibits

             10.1     Purchase Contract for The Courts on Pear Ridge Apartments

             10.2     Property Management Agreement for The Courts on Pear Ridge
                      Apartments

             23.1     Consent of Independent Auditors*

-----------------------
* To be filed by amendment.

Item 2.  Acquisition or Disposition of Assets

                       THE COURTS ON PEAR RIDGE APARTMENTS
                                  Dallas, Texas

         On November 17, 1998, Apple REIT Limited Partnership (together with its parent company, Apple Residential Income Trust, Inc., the "Company") purchased The Courts on Pear Ridge Apartments located at 5050 Pear Ridge Drive in Dallas, Texas (the "Property").

          The Property comprises 242 apartment units. The purchase price for the Property was $11,500,000. The seller was PS II Real Estate Limited Partnership, a Delaware limited partnership which was not affiliated with the Company, Apple Residential Management Group, Inc. (the "Advisor") or their affiliates. The purchase price was paid entirely in cash using proceeds from the sale of common shares of the Company. Title to the Property was conveyed to the Company by limited warranty deed.

         Location. The Property is located on Pear Ridge Drive just north of its intersection with Haverwood Lane and just one block east of Dallas North Tollway in north Dallas, Texas, in Collin County, which is part of the greater Dallas/Fort Worth Consolidated Metropolitan Statistical Area, or as it is called locally, "The Metroplex." The following information is based in part upon information provided by the Dallas Chamber of Commerce.

         The Dallas/Fort Worth Metroplex is in the north central part of the State of Texas and is comprised of nine Texas counties. Dallas is the second largest city in the state, behind Houston.

         The economy of the Dallas/Fort Worth area is complex and diversified. Key economic factors include a large manufacturing base (including as products military hardware, electronics, automobiles, industrial equipment, oil-field parts, food products and chemicals), banking, insurance, weapons manufacturing, communications, oil and gas production and air transportation. The major Dallas/Fort Worth employers include Texas Instruments, Southwestern Bell, Dallas ISD, General Motors, JC Penny, Nationsbank, Randalls Food Markets and Vought Aircraft Company.

          The Metroplex is also an established transportation center for the nation. The Dallas/Fort Worth International Airport is located between the two cities. It is the second busiest airport in the world with 2,500 daily arrivals and departures, Dallas/Fort Worth serves 27 commercial air carriers which connect the Metroplex with 150 U.S. and 29 international cities.

          The Metroplex is located at the hub of four interstate highways. Interstate 35 (Stemmons Freeway) and Interstate 45 provide north/south access to and from the Metroplex, while Interstate 20 and Interstate 30 (C.F. Hon Freeway) provide east/west access. Another major artery feeding into the central city is US-67 (Marvin D. Love Freeway). Two outer loops, Interstate 635 in Dallas and Interstate 820 in Forth Worth, surround the respective cities.

         The many institutions of higher learning in the area include Southern Methodist University, the University of Texas at Dallas, the University of Texas at Arlington, the University of North Texas and Texas Christian University.

         The 1,000-acre Texas Motor Speedway was recently completed. It is located just north of Alliance Airport in Denton County, and currently seats approximately 160,000 people. The speedway has created approximately 6,200 new permanent and temporary jobs for the area.

          The immediate area surrounding the Property consists of other multifamily, residential, commercial and retail development. The Property is readily accessible from Interstate 635 and North Dallas Tollway. The Property is an approximately 25-minute drive from the Dallas/Fort Worth International Airport and within 15 minutes from Dallas Central Business District.

         Description of the Property. The Property consists of 242 apartment units in 16 two-story buildings on approximately 9.4 acres of land. The Property was constructed in 1988.

         The Property offers 16 different unit types. The unit mix and rents being charged new tenants as of November, 1998 are as follows:

                                                         Approximate Interior
    Quantity                 Type                           Square Footage                  Monthly Rental
    --------                 ----                           --------------                  --------------
       36         One Bedroom/One Bathroom                      639                              $585
                  w/Drybar

       18         One Bedroom/One Bathroom                      639                               595
                  w/Fireplace

       18         One Bedroom/One Bathroom                      639                               605
                  w/Fireplace/Vaulted Ceilings

       34         One Bedroom/One Bathroom                      721                               625
                  w/Drybar

                                                         Approximate Interior
    Quantity                 Type                           Square Footage                  Monthly Rental
    --------                 ----                           --------------                  --------------
       26         One Bedroom/One Bathroom                      721                              $650
                  w/Fireplace

       12         One Bedroom/One Bathroom                      721                               660
                  w/Fireplace/Vaulted Ceilings

       10         One Bedroom/One                               812                               680
                  Bathroom/Sunroom w/Drybar

        2         One Bedroom/One                               812                               690
                  Bathroom/Sunroom w/Fireplace

       12         One Bedroom/One                               812                               700
                  Bathroom/Sunroom
                  w/Fireplace/Vaulted Ceilings

       10         One Bedroom/One Bathroom/Den                  875                               740
                  w/Drybar

       20         One Bedroom/One Bathroom/Den                  875                               745
                  w/Fireplace

       10         One Bedroom/One                               963                               785
                  Bathroom/Den/Sunroom
                  w/Fireplace

        8         Two Bedrooms/Two Bathrooms                    967                               815
                  w/Drybar

       16         Two Bedrooms/Two Bathrooms                    967                               825
                  w/Fireplace

        8         Two Bedrooms/Two                             1053                               875
                  Bathrooms/Sunroom
                  w/Fireplace/Vaulted Ceilings

        2         Two Bedrooms/Two Bathrooms TH                1141                               955
                  w/Fireplace

          The apartments provide a total of approximately 187,000 square feet of net rentable area.

         The Company believes that the Property has generally been well maintained and is in good condition. However, the Company has budgeted approximately $181,500 for repairs and capital improvements to the Property. These repairs and improvements will include clubhouse renovations, exterior painting and interior upgrades.

         The following information is provided by the seller. Physical occupancy at the property averaged approximately 95% in 1995, 92% in 1996, 93% in 1997, and 93.2% during the first nine months of 1998. Leases at the property are generally for terms of one year or less. Physical occupancy averages for earlier time periods are not available. Average rental rates for the past five years have generally increased. As an example, a one bedroom, one bathroom apartment with a fire place and vaulted ceilings (639 square feet) rented for $475 in 1993, $485 in 1994, $504 in 1995, $514 in 1996 and $524 in 1997. The average effective annual rental per square foot at the property for 1993, 1994, 1995, 1996 and 1997 was $8.25, 8.43, 8.76, 8.93, and 9.10 , respectively.

         The Property has an outdoor swimming pool, deck and cabana, heated spa, fitness center with men's and women's locker rooms with showers and dry saunas, two open grills and picnic areas, a laundry facility, gazebos, covered parking and a controlled access gate with fountains. There is also a clubhouse with a leasing office.

         The buildings are wood-frame construction with a combination of brick veneer, painted wood siding and stucco on concrete slab foundations. Roofs are pitched and covered with asphalt shingles on plywood sheathing.

         Each apartment unit has wall-to-wall carpeting in the living area and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up and an individually controlled heating and air-conditioning unit. Each kitchen has a refrigerator/freezer with icemaker, electric range and oven, dishwasher and garbage disposal. All of the units include nine foot ceilings, miniblinds, vertical blinds, ceiling fans and washer/dryer connections. The owner of the property pays for cold water, sewer charges, gas (for hot water) and trash removal. The tenants pay for electricity service, which includes cooking, lighting, heating and air-conditioning.

         There are at least four apartment properties that compete with the Property. All offer similar amenities and generally have rents that are comparable to those of the Property. Based on a recent telephone survey, the Advisor estimates that occupancy at nearby competing properties averaged approximately 93% at November 1, 1998.

         As of November 17, 1998, the Property was approximately 96% occupied.

         The following table sets forth the 1998 real estate tax information on the Property:

                                    Assessed
    Jurisdiction                     Value                 Rate                 Tax
    ------------                     -----                 ----                 ---
County of Collin                $9,203,807.00            $1.88805           $173,772.48
City of Dallas                   9,169,400.00             0.64910             59,518.58
--------------                                                                ---------
         Total                                                              $233,291.06

         The basis of the depreciable residential real property portion of the Property (currently estimated at about $9,207,124) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Internal Revenue Code of 1986, as amended (the "Code"). Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Advisor and the Company believe that the Property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Advisor and the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

         1. The Dallas/Fort Worth area generally and the specific area in which the Property is located were perceived as being characterized by a diverse, stable and steadily growing economy. Accordingly, it was believed that such economy and its anticipated growth and development would support stable occupancy rates and reasonable increases in rents at the Property.

         2. Based upon an engineering report and its own inspections, the Advisor believes that the Property has been well maintained and is generally in good condition, although the Advisor believes that the planned repairs and improvements will allow an increase in rents at the Property.

         3. The Property has an advantageous location and is located in a rapidly-growing area proximate to centers of employment and retail development.

         Acquisition and Management Services and Fees. In consideration of services rendered to the Company in connection with the selection and acquisition of the Property, the Company paid Apple Residential Management Group, Inc. a property acquisition fee equal to 2% of the purchase price of the property, or $230,000. Apple Residential Management Group, Inc. will serve as property manager for the Property and for its services will be paid by the Company a monthly management fee equal to 5% of the gross revenues of the Property plus reimbursement of certain expenses.

         The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in this report not to be necessarily indicative of future operating results.

                                   ITEM 7.a.*



---------------
* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   ITEM 7.b.*





--------------
* To be filed by amendment. It is impracticable to include herein the required pro forma financial information. The required pro forma financial information will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Apple Residential Income Trust, Inc.

Date: December 2, 1998                      By: /s/ Glade M. Knight
                                                --------------------------------
                                            Glade M. Knight
                                            President of Apple Residential
                                            Income Trust, Inc.

                                  EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.
                        Form 8-K dated November 17, 1998

Exhibit Number        Exhibit                                      Page Number
--------------        -------                                      -----------

       10.1           Purchase Contract for The Courts on
                      Pear Ridge Apartments

       10.2           Property Management Agreement
                      for The Courts on Pear Ridge Apartments

       23.1           Consent of Independent Auditors*



* To be filed by amendment.